EXHIBIT 13.3


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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 6-K

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                          Report of Foreign Issuer
                    Pursuant to Rule 13a-16 or 15d-16 of
                    the Securities Exchange Act of 1934


For the Quarterly Payment Date on May 15, 2000

                        Crusade Management Limited,
                         --------------------------
            as manager of the Crusade Global Trust No. 1 of 1999
           (Exact name of Registrant as specified in its Charter)

          Level 11, 55 Market Street, Sydney, NSW 2000, Australia
                  (Address of principal executive offices)

         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                  Form 20-F    X       Form 40-F
                           -------              -------

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                       Yes             No     X
                           --------       --------

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-______________________.



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Other Events

         On the Quarterly Payment Date falling on May 15, 2000, AXA Trustee Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").

Financial Statements and Exhibits

         (c) Exhibits

         See page 4 for Exhibit Index

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 1999, by the undersigned, thereunto duly authorized.


                                Crusade Management Limited,
                                as Trust Manager for the Crusade Global
                                Trust No. 1 of 1999,
                                -------------------------------------------
                                (Registrant)



Dated: July 20, 2000            By:   /s/ Roger Desmarchelier
                                    ---------------------------------------
                                    Name:  Roger Desmarchelier
                                           --------------------------------
                                    Title: Executive Manager Securitisation
                                           --------------------------------

Exhibit Index

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Exhibit             Description
-------             -----------
-------------------------------------------------------------------------------
99.1                The Noteholders Report for the Quarterly Payment Date on
                    May 15, 2000
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                             NOTEHOLDERS REPORT
                     CRUSADE GLOBAL TRUST No. 1 of 1999
               Quarterly Payment Date falling on May 15, 2000


Bond Information in US$


                                                    Interest     Interest          Principal         Charge
               FV Outstanding      Bond Factor      Rate         Payments          Distributions     Offs
--------------------------------------------------------------------------------------------------------------
Class A1       $115,546,588.17     38.515529%       6.34625%     $2,843,880.30     $63,701,333.29     $0.00
Notes
Class A2       $569,000,000.00     100.000000%      6.42625%     $9,141,340.63              $0.00     $0.00
Notes
Class A3       $125,000,000.00     100.000000%      6.51625%     $2,036,328.13              $0.00     $0.00
Notes



Principal Collections Information in AUD
----------------------------------------

        Scheduled Principal Payments:               $10,277,463.76
      Unscheduled Principal Payments:               $96,057,740.38
                             Redraws:               ($8,030,677.46)
                                             ---------------------
               Principal Collections:               $98,304,526.68
               Principal Charge Offs:                        $0.00
                      Principal Draw:                        $0.00
                                             ---------------------
                 Available Principal:               $98,304,526.68
                                             ---------------------
               Principal Distributed:               $98,304,526.68
                  Principal Retained:                        $0.00
                                             ---------------------



Total Available Funds in AUD
----------------------------

                     Available Income:             $23,405,919.84
                       Principal Draw:                      $0.00
                       Liquidity Draw:                      $0.00
                                             ----------------------
                Total Available Funds:             $23,405,919.84



                                    Exh-1

Redraw/Liquidity Utilization
----------------------------

                     Redraw Shortfall:            $0.00
         Redraw Carryover Charge Offs:            $0.00
                       Liquidity Draw:            $0.00
                  Liquidity Shortfall:            $0.00




Arrears Information
-------------------

                                          % of pool (by number)
                         31 - 59 days:            0.50%
                         60 - 89 days:            0.15%
                             90+ days:            0.04%
                             Defaults:              Nil
                               Losses:              Nil




Payment Information (CPR)
-------------------------

                                           April-00    March-00        Feb-00
                            1 mth CPR:      23.34%      26.84%          20.42




Pool Information in AUD
-----------------------

        Outstanding Principal of Fixed Rate Housing Loans:     $314,796,890.48
 Outstanding Principal of the Variable Rate Housing Loans:     $943,772,489.88
                                          Number of Loans:              13,603
                             Weighted Average Current LVR:              58.73%
                                        Average Loan Size:             $92,685
                               Weighted Average Seasoning:          36.68 mths
                                 Average Term to Maturity:            239 mths





                                      Exh-2